UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2007

American Locker Group Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-439	16-0338330
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

815 S. Main Street
Grapevine, Texas 76051
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:                                               (817) 239-1600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 16, 2007, American Locker Group Incorporated (the “Company”) issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing receipt of notice from the U.S. Postal Service that, effective September 8, 2007, it would no longer install its “arrow locks” on the Company’s Model 1118E Cluster Box Unit.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press release, dated May 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LOCKER GROUP INCORPORATED

Date: May 17, 2007	By:	/s/ Edward F. Ruttenberg
		Name:	Edward F. Ruttenberg
		Title:	Chairman, Chief Executive Officer,
Chief Operating Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 16, 2007.